UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/28/2008

CV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21643

Delaware	43-1570294
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3172 Porter Drive, Palo Alto, CA 94304
(Address of principal executive offices, including zip code)

650-384-8500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On July 28, 2008, we publicly disseminated a press release announcing that CV Therapeutics, Inc. (the "Company") has been informed by the U.S. Food and Drug Administration (FDA) that it is continuing its review of the Company's pending applications for Ranexa(R) (ranolazine extended-release tablets) past the Prescription Drug User Fee Act action date of July 27, 2008. The applications seek a first line angina indication and promotable claims for the reduction of hemoglobin A1c (HbA1c) and ventricular arrhythmias in patients with coronary artery disease. The FDA has informed CV Therapeutics that the Company should receive draft labeling in the next few weeks, and the Company plans to promptly communicate when the labeling is complete.

The foregoing description is qualified in its entirety by reference to our press release dated July 28, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

* * * * *

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
99.1        Press Release dated July 28, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CV THERAPEUTICS, INC.

Date: July 28, 2008	By:	/s/ TRICIA BORGA SUVARI
TRICIA BORGA SUVARI
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 28, 2008.